April 1, 2017

Global X Junior MLP ETF
NYSE Arca, Inc.: MLPJ

2017 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at https://www.globalxfunds.com/funds/mlpj. You can also get this information at no cost by calling 1-888-GX-FUND-1 or by sending an e-mail request to info@globalxfunds.com. The Fund’s prospectus and statement of additional information, both dated April 1, 2017, as amended and supplemented from time to time, along with the financial statements included in the Fund's most recent annual report to shareholders dated November 30, 2016, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Global X Junior MLP ETF

Ticker: MLPJ Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Junior MLP ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Junior MLP Composite Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.75%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Deferred Income Tax Expense, Franchise Tax Expense and/or Custody Fees):[1]	0.13%
Total Annual Fund Operating Expenses:	0.88%

1     The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter ‘‘C’’ corporation. As a ‘‘C’’ corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’ s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be estimated in advance or reliably predicted from year to year. The Fund has accrued a state franchise tax liability for the year ended November 30, 2016. State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund's investments, the Fund may be required to file franchise state returns in several states.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$90	$281	$488	$1,084

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal period, the Fund’s portfolio turnover rate was 61.56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets in the securities of the Underlying Index.  Moreover, at least 80% of the Fund’s net assets will be invested in securities that have economic characteristics of the small-capitalization ("small-cap") segment of the Master Limited Partnership (“MLP”) asset class. For purposes of this policy, the Fund considers small-cap companies to be those companies included in, or similar in size

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to those included in, the Solactive Junior MLP Composite Index, as of the latest reconstitution date, at the time of purchase.  As of December 30, 2016, the market capitalization of the Underlying Index was between $500 million and $11 billion. The Fund’s capitalization range will change over time.  The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is intended to give investors a means of tracking the overall performance of the small-capitalization segment of the MLP asset class in the United States. As of December 30, 2016, the Underlying Index was comprised of 30 MLPs engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of natural resources. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by Solactive AG, the provider of the Underlying Index ("Index Provider"), which is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not the Underlying Index.

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

To qualify as a MLP and not to be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.

MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, or the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Due to the nature of the Fund’s investments, the Fund will not qualify as a regulated investment company under the Code. As a result, the Fund will be taxed as a regular corporation ("C" corporation) for federal income tax purposes.

The Adviser seeks a correlation over time of 95% or better between the Fund’s performance, before fund fees, expenses and taxes, and the performance of the Underlying Index. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

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The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 30, 2016, the Fund was concentrated in the Energy sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Assets Under Management Risk: From time to time an Authorized Participant, a third party investor, the Fund’s adviser or another affiliate of the Fund’s adviser or the Fund may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels which could negatively impact the Fund.

Authorized Participant Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is able to step forward to create or redeem in either of those cases, Shares may be more likely to trade at a premium or discount to NAV, and possibly face trading halts and/or delisting from an exchange. The Authorized Participant Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Cash Transaction Risk: Unlike many exchange-traded funds ("ETFs"), the Fund expects to effect redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in the energy sector, the Fund will be susceptible to loss due to adverse occurrences affecting this sector or industry. To the extent that the Underlying Index concentrates in the securities of issuers in a particular sector or industry, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a sector or industry, the Fund faces more risks than if it were diversified broadly over numerous sectors or industries. Such sector-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular sector or industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a sector or industry. In addition, at times, such sector or industry may be out of favor and underperform other sectors or industries or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Energy Sector.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Securities Risk: The Fund's investments in the securities of foreign issuers are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security is traded. The Fund may lose value due to political, economic and geographic events affecting a foreign issuer or market.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

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Industry Specific Risk: MLPs operating in the energy sector are also subject to risks specific to the industry they serve.

Midstream. Midstream MLPs that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others.

Exploration and Production. Exploration and production MLPs produce energy resources, including natural gas and crude oil. Exploration and production MLPs that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of an MLP. Exploration and production MLPs seek to reduce cash flow volatility associated with commodity prices by executing multi-year hedging strategies that fix the price of gas and oil produced. There can be no assurance that the hedging strategies currently employed by these MLPs are currently effective or will remain effective.

Marine Shipping. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping companies are exposed to many of the same risks as other energy companies. The highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of MLPs with marine transportation assets.

Propane. Propane MLPs are distributors or propane to homeowners for space and water heating. MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Natural Resource. MLPs with coal, timber, fertilizer and other mineral assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others.

International Closed Market Trading Risk: Because the Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current value of an underlying investment and last sale pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other exchange-traded funds.

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Liquidity Risk: Certain securities of MLPs may trade less frequently than those of larger companies due to their smaller capitalizations.

Market Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

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MLP Risk: Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Potential Substantial After-Tax Tracking Error From Index Performance Risk: The Fund will be subject to taxation on its taxable income. The NAV of Shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index, however, is calculated without any deductions for taxes. As a result, the Fund’s performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of the Underlying Index are closely correlated. The performance of the Fund may diverge from that of the Underlying Index.

Risks Related to Investing in the Energy Sector: The value of securities issued by companies in the energy sector may decline for many reasons, including, without limitation, changes in energy prices; international politics; energy conservation; the success of exploration projects; natural disasters or other catastrophes; changes in exchange rates, interest rates, or economic conditions; changes in demand for energy products and services; and tax and other government regulatory policies.

Risks Related to the Energy Infrastructure Industry: The Fund invests primarily in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the industry they serve, including, but not limited to, the following:

• reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;
• new construction and acquisition risk, which can limit growth potential;
• a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
• changes in the regulatory environment;
• extreme weather;
• rising interest rates, which could result in a higher cost of capital and drive investors into other investment opportunities; and
• threats of attack by terrorists.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Tax Risks: Tax risks associated with investments in the Fund include, but are not limited to, the following:

Deferred Tax Liability. Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that

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portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease the Fund's NAV. Conversely, decreases in deferred tax liability will increase the Fund's NAV. The Fund will rely to some extent on information provided by the MLPs in which it invests, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith. However, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations (currently 35%) and an assumed rate attributable to state taxes. To the extent that the distributions paid to you constitute a return of capital, the Fund's assets will decline. A decline in the Fund's assets may also result in an increase in the portion of a Fund's expense ratio that is not subject to a unitary fee or any other form of contractual cap, and over time the distributions paid in excess of net distributions received could work to erode the Fund's net asset value.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Return of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you, but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who sell their Shares for less than they bought them may still recognize a gain due to the reduction in tax basis. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund. To the extent that the distributions paid to you constitute a return of capital, the Fund's assets will decline. A decline in the Fund's assets may also result in an increase in the portion of a Fund's expense ratio that is not subject to a unitary fee or any other form of contractual cap, and over time the distributions paid in excess of net distributions received could work to erode the Fund's net asset value.

Tax Status of the Fund. The Fund is taxed as a regular corporation ("C" corporation) for federal income tax purposes. This differs from most investment companies, which elect to be treated as regulated investment companies under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most investment companies which are not so obligated. As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes may reduce your return from an investment in the Fund.

Tracking Error Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

U.S. Economic Risk: Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the Fund.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in

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the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the indicated periods compared with the Fund's benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	06/30/16	16.65%
Worst Quarter:	09/30/15	-29.26%

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Average Annual Total Returns (for the Periods Ended December 31, 2016)

	One Year Ended December 31, 2016	Since Inception (01/14/2013)
Global X Junior MLP ETF: ·Return before taxes ·Return after taxes on distributions[1] ·Return after taxes on distributions and sale of Fund Shares[1]	19.52% 19.52% 6.48%	-6.17% -7.86% -5.95%
Solactive Junior MLP Composite Index (net) (Index returns do not reflect deductions for fees, expenses, or taxes)	20.67%	-5.04%
S&P 500 Index (Index returns do not reflect deductions for fees, expenses, or taxes)	11.96%	13.56%

1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Luis Berruga, Chang Kim, CFA, James Ong and Hailey Harris (“Portfolio Managers”). Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. Mr. Ong and Ms. Harris have been Portfolio Managers of the Fund since March 1, 2016.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangement, may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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